UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08455

Morgan Stanley Global Advantage Fund
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Ronald E. Robison 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-762-4000

Date of fiscal year end:	May 31, 2007

Date of reporting period:	May 31, 2007

Item 1 - Report to Shareholders

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Global Advantage Fund performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the year ended May 31, 2007

Total Return for the 12 Months Ended May 31, 2007
Class A	Class B	Class C	Class D	Morgan Stanley Capital International (MSCI) World Index[1]	Lipper Global Multi-Cap Growth Funds Average[2]
27.57%	26.59%	26.50%	27.88%	24.51%	25.51%

The performance of the Fund's four share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

A backdrop of global economic growth and positive investor sentiment propelled the equity markets during the 12 months ended May 31, 2007. Feverish merger and acquisition activity, strong corporate earnings and ample global liquidity sustained investors' confidence that stock markets had further upside potential. Nonetheless, the risks of a global slowdown continued to mount and did overwhelm the global markets on two occasions. In May and June of 2006, rising interest rates, high energy prices and fears of a U.S.-led global economic deceleration weighed heavily on the markets. However, markets went on to rally in the second half of 2006, against a backdrop of easing oil prices and reduced anxieties about the condition of the U.S. economy. Stock volatility increased dramatically again in February 2007, as China's stock market sold off precipitously and the troubles in the U.S. subprime mortgage market became well publicized. Once again, investors looked beyond these problems to fuel a recovery in global equities through the end of the reporting period.

In part, sentiment was buoyed by economic expansion in Europe, led by surprisingly strong economic activity in Germany. Expectations that Germany's value added tax (VAT) increase would dampen the country's growth prospects began to fade, as a spate of positive economic data seemed to imply otherwise. Although the U.S. economy continued to moderate, investors were reasonably satisfied that it was not in a recession. Retreating oil and gasoline prices in the second half of 2006 provided relief to U.S. consumers, as they were less able to rely on withdrawing home equity value. With their rapid growth expectations and ongoing structural progress, the "BRIC" economies (Brazil, Russia, India and China) also continued to factor increasingly into investors' global views.

On the other hand, Japan faced a difficult environment as investors spent most of 2006 questioning the country's economic growth expectations. Although better than expected gross domestic product and business confidence data at the end of 2006 helped sentiment turn more positive, the global market downturn in February 2007 destabilized Japan's equity market and stock prices remained volatile through the end of this reporting period.

Among the major developed regions, Europe and Asia ex-Japan outperformed the U.S., with Japan trailing all regions. Singapore, Denmark and Spain had the best individual returns. Continuing the trend of the past several years, emerging markets' performance exceeded that of the developed markets. Sector performance within the MSCI World Index was led by the telecommunication services, utilities and materials sectors. The energy and health care sectors lagged.

Performance Analysis

All share classes of Morgan Stanley Global Advantage Fund outperformed the Morgan Stanley Capital International (MSCI) World Index and the Lipper Global Multi-Cap Growth Funds Average for the 12 months ended May 31, 2007, assuming no deduction of applicable sales charges.

The Fund's outperformance relative to the MSCI World Index was driven by a number of favorable positions. The Fund employs a bottom-up investment process that seeks opportunities on a stock by stock basis; therefore, all broad country and sector weightings are a result of these individual bottom-up stock selections and not active top-down allocations. An underweight exposure to Japan shielded the Fund from the country's weaker returns, while the Fund's overweights to top performing Singapore and Spain added value. Stock selection in the U.S., U.K. and Hong Kong was advantageous as well. From a sector perspective, the areas that yielded positive contributions to the Fund's results were an underweight in energy (one of the MSCI World Index's weakest performing sectors) and stock selection within the financials, information technology and industrials sectors.

Conversely, detractors from performance relative to the MSCI World Index included the Fund's stock selection in Germany. Our stock selections in Spain and Japan also hurt returns, but the positive influence of the Fund's overweight in Spain and underweight in Japan (discussed above) more than offset that weakness. On a sector basis, underweights in materials and utilities kept the Fund from fully participating in those sectors' gains. An overweight in the health care sector, which was among the weakest performing sectors in the MSCI World Index, and stock selection in the consumer staples sector also dampened the Fund's relative return.

Other factors that affected performance during the period included the Fund's overweight to small-capitalization stocks, a segment which outpaced large-cap stocks. Nonetheless, the Fund's stock selection among the largest companies (those companies with market capitalizations greater than $15 billion) was also beneficial to performance. The Fund held meaningful exposure to the strongly performing emerging markets, which was additive. We also note that the Fund performed well on an absolute and relative basis, despite the continued outperformance of value stocks over growth stocks, which has been somewhat of a headwind to our style of investing.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS
Apple Inc.	3.2%
Constellation Energy Group	2.7
UniCredito Italiano SpA	2.7
Computershare Ltd.	2.6
News Corp. (Class A)	2.5
Esprit Holdings Ltd.	2.4
SABMiller PLC	2.3
Standard Chartered PLC	2.3
Goldman Sachs Group, Inc. (The)	2.3
Axis Capital Holdings Ltd.	2.2
TOP FIVE COUNTRIES
United States	40.3%
United Kingdom	9.9
Bermuda	8.6
Spain	6.9
Germany	5.9

Data as of May 31, 2007. Subject to change daily. All percentages for top 10 holdings and top five countries are as a percentage of net assets. These data are provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 65 percent of its assets in equity securities of companies located throughout the world (including the United States). The Fund's equity securities may include common stock, preferred stock, depositary receipts and/or convertible securities. The Fund may also invest in foreign securities issued by companies located in emerging market countries.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary

Performance of a $10,000 Investment

Average Annual Total Returns—Period Ended May 31, 2007
Symbol	Class A Shares* (since 02/25/98) GADAX		Class B Shares** (since 02/25/98) GADBX		Class C Shares† (since 02/25/98) GADCX		Class D Shares†† (since 02/25/98) GADDX
1 Year	27.57% 20.87	[3] [4]	26.59% 21.59	[3] [4]	26.50% 25.50	[3] [4]	27.88% —	[3]
5 Years	11.19 10.00	[3] [4]	10.33 10.06	[3] [4]	10.33 10.33	[3] [4]	11.45 —	[3]
Since Inception	3.66 3.06	[3] [4]	2.99 2.99	[3] [4]	2.90 2.90	[3] [4]	3.90 —	[3]

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class D shares will vary due to differences in sales charges and expenses.

*  The maximum front-end sales charge for Class A is 5.25%.

**  The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion.

†  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††  Class D has no sales charge.

(1)  The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi-Cap Growth Funds Average tracks the performance of all funds in the Lipper Multi-Cap Growth Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. The Fund is in the Global Multi-Cap Growth Funds classification as of the date of this report.

(3)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

(5)  For the period 2/28/98 through 5/31/2007.

‡  Ending value assuming a complete redemption on May 31, 2007.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 12/01/06 – 05/31/07.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
	12/01/06	05/31/07	12/01/06 – 05/31/07
Class A
Actual (14.27% return)	$1,000.00	$1,142.70	$6.68
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.70	$6.29
Class B
Actual (13.76% return)	$1,000.00	$1,137.60	$10.87
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.76	$10.25
Class C
Actual (13.71% return)	$1,000.00	$1,137.10	$10.87
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.76	$10.25
Class D
Actual (14.35% return)	$1,000.00	$1,143.50	$5.56
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.75	$5.24

*  Expenses are equal to the Fund's annualized expense ratios of 1.25%, 2.04%, 2.04% and 1.04% for Class A, Class B, Class C and Class D shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser, to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser and Administrator are referred to, collectively, as the "Adviser" and the Advisory and Administration Agreements are referred to, collectively, as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Fund, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed the Fund's performance for the one-, three- and five-year periods ended November 30, 2006, as shown in a report provided by Lipper (the "Lipper Report"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"). The Board also discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When a fund underperforms its performance peer group, the Board discusses with the Adviser the causes of the underperformance and, where necessary, specific changes to the fund's investment strategy or investment personnel. The Board concluded that the Fund can reasonably be expected to be competitive with that of its performance peer group based on recent action taken or proposed to be taken by the Adviser with respect to the Fund's investment strategy and/or investment personnel.

Fees Relative to Other Proprietary Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fee (together, the "management fee") rate paid by the Fund under the Management Agreement. The Board noted that the management fee rate was comparable to the management fee rates charged by the Adviser to other proprietary funds it manages with investment strategies comparable to those of the Fund.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and total expense ratio of the Fund as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Fund, as shown in the Lipper Report. The Board concluded that the Fund's management fee rate and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund's management fee schedule under the Management Agreement and noted that it includes a breakpoint. The Board also reviewed the level of the Fund's management fee and noted that the fee, as a percentage of the Fund's net assets, would decrease as net assets increase because the management fee includes a breakpoint. The Board concluded that the Fund's management fee would reflect economies of scale as assets increase.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Fund.

Fall-Out Benefits

The Board considered so-called "fall-out benefits" derived by the Adviser and affiliates from their relationship with the Fund and the Morgan Stanley Fund Complex, such as sales charges on sales of Class A shares and "float" benefits derived from handling of checks for purchases and sales of Fund shares, through a broker-dealer affiliate of the Adviser and "soft dollar" benefits (discussed in the next section). The Board also considered that a broker-dealer affiliate of the Adviser receives from the Fund 12b-1 fees for distribution and shareholder services. The Board also considered that an affiliate of the Adviser sold a joint venture that owned an electronic trading system network ("ECN"), which may be used by the Adviser for trading on behalf of the Fund. As part of the sale of the joint venture, the affiliate receives a 10-year payout based on the revenue stream from trading on the ECN. Although the affiliate disgorges the portion of the payout that is comprised of commissions received from trades executed by the Adviser on the ECN to a charitable organization, the Board considered the fact that trades by the Adviser would increase order flow, and, thus, result in a potential fall-out benefit to the affiliate. The Board concluded that the float benefits were relatively small, the sales charges and 12b-1 fees were competitive with those of other broker-dealers, the affiliate disgorged revenues in connection with the ECN-related revenue and the potential fall-out benefit from increased order flow was relatively small.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through "soft dollar" arrangements. Under such arrangements, brokerage commissions paid by the Fund and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Fund. The Board recognized that the receipt of such research from brokers may reduce the Adviser's costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Fund and other funds in the Morgan Stanley Fund Complex.

Adviser Financially Sound and Financially Capable of Meeting the Fund's Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Fund and the Adviser

The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year.

Morgan Stanley Global Advantage Fund

Portfolio of Investments  ■  May 31, 2007

NUMBER OF SHARES		VALUE
	Common Stocks (99.3%)
	Australia (3.8%)
	Data Processing Services
751,600	Computershare Ltd.	$6,993,241
	Other Consumer Services
564,000	A.B.C. Learning Centres Ltd.	3,366,199
Total Australia		10,359,440
	Bermuda (8.6%)
	Apparel/Footwear Retail
521,000	Esprit Holdings Ltd.	6,415,254
	Insurance Brokers/Services
127,654	Willis Group Holdings Ltd.	5,911,657
	Multi-Line Insurance
151,700	Axis Capital Holdings Ltd.	6,002,769
	Wholesale Distributors
1,426,040	Li & Fung Ltd.	4,784,756
Total Bermuda		23,114,436
	Canada (1.1%)
	Food: Specialty/Candy
254,600	SunOpta Inc.*	3,009,372
	France (1.1%)
	Pharmaceuticals: Other
59,000	Ipsen S.A.	3,095,765
	Germany (5.9%)
	Apparel/Footwear
88,504	Adidas AG	5,648,836
	Finance/Rental/Leasing
8,001	Grenkeleasing AG	382,141
	Financial Conglomerates
86,600	Hypo Real Estate Holding AG	5,975,882
	Medical Specialties
49,500	Fresenius AG	3,796,712
Total Germany		15,803,571

NUMBER OF SHARES		VALUE
	Greece (3.1%)
	Regional Banks
135,825	EFG Eurobank Ergasias	$4,827,984
	Wireless Telecommunications
110,600	Cosmote Mobile Telecommunications S.A.	3,556,350
Total Greece		8,384,334
	India (0.8%)
	Construction Materials
97,500	ACC Limited	2,053,921
	Israel (1.9%)
	Pharmaceuticals: Other
131,000	Teva Pharmaceutical Industries Ltd. (ADR)	5,135,200
	Italy (2.7%)
	Major Banks
765,200	UniCredito Italiano SpA	7,180,763
	Japan (3.2%)
	Home Building
99,000	Daito Trust Construction Co., Ltd.	5,246,919
	Industrial Machinery
255,000	OSG Corp.	3,335,744
Total Japan		8,582,663
	Mexico (1.0%)
	Beverages: Non-Alcoholic
70,200	Fomento Economico Mexicano, S.A.B. de C.V. (ADR) (Units)†	2,796,768
	Singapore (4.2%)
	Airlines
356,000	Singapore Airlines Ltd.	4,326,608
	Electronic Components
243,100	Flextronics International Ltd.*	2,807,805

See Notes to Financial Statements

Morgan Stanley Global Advantage Fund

Portfolio of Investments  ■  May 31, 2007 continued

NUMBER OF SHARES		VALUE
	Marine Shipping
2,433,000	Cosco Corp (Singapore) Ltd.	$4,251,048
Total Singapore		11,385,461
	South Africa (1.2%)
	Pharmaceuticals: Generic Drugs
617,400	Aspen Pharmacare Holdings Ltd.*	3,368,343
	Spain (6.9%)
	Apparel/Footwear Retail
53,800	Industria de Diseno Textil, S.A.	3,395,464
	Major Banks
165,640	Banco Bilbao Vizcaya Argentaria, S.A.	4,185,162
289,889	Banco Santander Central Hispano S.A.	5,569,438
		9,754,600
	Major Telecommunications
237,118	Telefonica S.A.	5,388,223
Total Spain		18,538,287
	Switzerland (2.6%)
	Chemicals: Specialty
27,300	Lonza Group AG (Registered Shares)	2,698,359
	Financial Conglomerates
66,308	UBS AG (Registered Shares)	4,324,199
Total Switzerland		7,022,558
	Taiwan (1.0%)
	Semiconductors
244,350	Taiwan Semiconductor Manufacturing Company Ltd. (ADR)	2,665,859
	United Kingdom (9.9%)
	Beverages: Alcoholic
262,200	SABMiller PLC	6,239,940

NUMBER OF SHARES		VALUE
	Investment Managers
392,232	Man Group PLC	$4,570,174
1,732,000	RAB Capital PLC	3,806,397
		8,376,571
	Investment Trusts/ Mutual Funds
121,500	KKR Private Equity Investors LP	2,843,100
	Major Banks
183,597	Standard Chartered PLC	6,215,913
	Pharmaceuticals: Other
129,315	Shire PLC	3,039,085
Total United Kingdom		26,714,609
	United States (40.3%)
	Apparel/Footwear
58,284	Under Armour, Inc. (Class A)*	2,787,724
	Beverages: Non-Alcoholic
52,400	PepsiCo, Inc.	3,580,492
	Biotechnology
46,532	Genentech, Inc.*	3,711,858
46,300	Gilead Sciences, Inc.*	3,832,251
		7,544,109
	Computer Processing Hardware
70,218	Apple Inc.*	8,535,700
	Data Processing Services
182,900	Western Union Co.	4,106,105
	Electric Utilities
79,300	Constellation Energy Group	7,277,361
	Electronic Components
162,200	Amphenol Corporation (Class A)	5,803,516
	Financial Conglomerates
58,600	Prudential Financial, Inc.	5,978,372
	Investment Banks/Brokers
26,700	Goldman Sachs Group, Inc. (The)	6,162,894

See Notes to Financial Statements

Morgan Stanley Global Advantage Fund

Portfolio of Investments  ■  May 31, 2007 continued

NUMBER OF SHARES		VALUE
44,082	Merrill Lynch & Co., Inc.	$4,087,724
		10,250,618
	Life/Health Insurance
96,500	AFLAC Inc.	5,100,990
	Media Conglomerates
310,031	News Corp. (Class A)	6,848,585
	Medical Specialties
49,400	Bard (C.R.) Inc.	4,169,854
92,000	Thermo Fisher Scientific, Inc.*	5,023,200
79,900	West Pharmaceutical Services, Inc.	4,063,714
		13,256,768
	Medical/Nursing Services
120,900	Matria Healthcare, Inc.*	3,868,800
	Miscellaneous Commercial Services
107,000	FTI Consulting Inc.*	3,967,560
	Real Estate Development
108,800	CB Richard Ellis Group, Inc. (Class A)*	4,049,536
	Specialty Stores
126,800	Staples, Inc.	3,177,608
	Telecommunication Equipment
108,582	Corning, Inc.*	2,714,550
	Wireless Telecommunications
126,600	Metropcs Communications Inc.*	4,514,556
68,800	NII Holdings Inc.*	5,605,136
		10,119,692
Total United States		108,968,086
Total Common Stocks (Cost $200,905,931)		268,179,436

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
	Short-Term Investments (1.4%)
	Repurchase Agreements
$2,000	Joint repurchase agreement account 5.29% due 06/01/07 (dated 05/31/07; proceeds $2,000,291) (a) (Cost $2,000,000)	$2,000,000
1,762	The Bank of New York 5.188% due 06/01/07 (dated 05/31/07; proceeds $1,762,402) (b) (Cost $1,762,148)	1,762,148
		3,762,148
Total Short-Term Investments (Cost $3,762,148)		3,762,148

Total Investments (Cost $204,668,079) (c)	100.7%	271,941,584
Liabilities in Excess of Other Assets	(0.7)	(1,837,000)
Net Assets	100.0%	$270,104,584

  ADR  American Depositary Receipt.

  *  Non-income producing security.

  †  Consists of one or more class of securities traded together as a unit; stocks with attached warrants.

  (a)  Collateralized by federal agency and U.S. Treasury obligations.

  (b)  Collateralized by Federal National Mortgage Association 5.50% due 08/01/36 valued at $1,797,391.

  (c)  The aggregate cost for federal income tax purposes is $204,741,666. The aggregate gross unrealized appreciation is $69,913,184 and the aggregate gross unrealized depreciation is $2,713,266, resulting in net unrealized appreciation of $67,199,918.

See Notes to Financial Statements

Morgan Stanley Global Advantage Fund

Portfolio of Investments  ■  May 31, 2007 continued

Forward Foreign Currency Contracts Open at May 31, 2007:

CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
	$1,154,665	CHF	1,416,427	06/01/07	$1,414
EUR	1,385		$1,861	06/01/07	(3)
	$1,523,547	CHF	1,867,868	06/04/07	995
Net Unrealized Appreciation					$2,406

Currency Abbreviations:

CHF  Swiss Franc.

EUR  Euro.

See Notes to Financial Statements

Morgan Stanley Global Advantage Fund

Summary of Investments  ■  May 31, 2007

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Major Banks	$23,151,276	8.5%
Medical Specialties	17,053,480	6.3
Financial Conglomerates	16,278,453	6.0
Wireless Telecommunications	13,676,042	5.0
Pharmaceuticals: Other	11,270,050	4.1
Data Processing Services	11,099,346	4.1
Investment Banks/Brokers	10,250,618	3.8
Apparel/Footwear Retail	9,810,718	3.6
Electronic Components	8,611,321	3.2
Computer Processing Hardware	8,535,700	3.1
Apparel/Footwear	8,436,560	3.1
Investment Managers	8,376,571	3.1
Biotechnology	7,544,109	2.8
Electric Utilities	7,277,361	2.7
Media Conglomerates	6,848,585	2.5
Beverages: Non-Alcoholic	6,377,260	2.3
Beverages: Alcoholic	6,239,940	2.3
Multi-Line Insurance	6,002,769	2.2
Insurance Brokers/Services	5,911,657	2.2
Major Telecommunications	5,388,223	2.0
Home Building	5,246,919	1.9
Life/Health Insurance	5,100,990	1.9
Regional Banks	4,827,984	1.8
Wholesale Distributors	4,784,756	1.8

INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Airlines	$4,326,608		1.6%
Marine Shipping	4,251,048		1.6
Real Estate Development	4,049,536		1.5
Miscellaneous Commercial Services	3,967,560		1.5
Medical/Nursing Services	3,868,800		1.4
Repurchase Agreement	3,762,148		1.4
Pharmaceuticals: Generic Drugs	3,368,343		1.2
Other Consumer Services	3,366,199		1.2
Industrial Machinery	3,335,744		1.2
Specialty Stores	3,177,608		1.2
Food: Specialty/Candy	3,009,372		1.1
Investment Trusts/ Mutual Funds	2,843,100		1.0
Telecommunication Equipment	2,714,550		1.0
Chemicals: Specialty	2,698,359		1.0
Semiconductors	2,665,859		1.0
Construction Materials	2,053,921		0.7
Finance/Rental/Leasing	382,141		0.1
	$271,941,584	*	100.0%

  * Does not include open forward foreign currency contracts with net unrealized appreciation of $2,406.

See Notes to Financial Statements

Morgan Stanley Global Advantage Fund

Financial Statements

Statement of Assets and Liabilities

May 31, 2007

Assets:
Investments in securities, at value (cost $204,668,079)	$271,941,584
Unrealized appreciation on open forward foreign currency contracts	2,409
Foreign cash (at value, with a cost of $121,837)	122,372
Receivable for:
Investments sold	1,015,853
Foreign withholding taxes reclaimed	190,824
Dividends	169,787
Shares of beneficial interest sold	19,066
Interest	548
Prepaid expenses and other assets	38,637
Total Assets	273,501,080
Liabilities:
Unrealized depreciation on open forward foreign currency contracts	3
Payable for:
Investments purchased	2,680,620
Shares of beneficial interest redeemed	360,727
Investment advisory fee	129,482
Distribution fee	95,408
Administration fee	18,173
Transfer agent fee	5,883
Accrued expenses and other payables	106,200
Total Liabilities	3,396,496
Net Assets	$270,104,584
Composition of Net Assets:
Paid-in-capital	$511,333,895
Net unrealized appreciation	67,252,093	†
Accumulated undistributed net investment income	51,455
Accumulated net realized loss	(308,532,859	)††
Net Assets	$270,104,584
Class A Shares:
Net Assets	$208,521,024
Shares Outstanding (unlimited authorized, $.01 par value)	17,138,785
Net Asset Value Per Share	$12.17
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$12.84
Class B Shares:
Net Assets	$35,824,738
Shares Outstanding (unlimited authorized, $.01 par value)	3,161,922
Net Asset Value Per Share	$11.33
Class C Shares:
Net Assets	$24,699,908
Shares Outstanding (unlimited authorized, $.01 par value)	2,173,454
Net Asset Value Per Share	$11.36
Class D Shares:
Net Assets	$1,058,914
Shares Outstanding (unlimited authorized, $.01 par value)	85,194
Net Asset Value Per Share	$12.43

†  Net of $23,335 deferred capital gain country tax.

††  Net of capital gain country tax of $38,836.

See Notes to Financial Statements

Morgan Stanley Global Advantage Fund

Financial Statements continued

Statement of Operations

For the year ended May 31, 2007

Net Investment Loss: Income
Dividends (net of $258,003 foreign withholding tax)	$3,842,065
Interest	86,732
Total Income	3,928,797
Expenses
Investment advisory fee	1,508,932
Transfer agent fees and expenses	617,241
Distribution fee (Class A shares)	437,038
Distribution fee (Class B shares)	461,596
Distribution fee (Class C shares)	234,090
Shareholder reports and notices	244,134
Administration fee	211,780
Professional fees	82,945
Custodian fees	62,477
Registration fees	47,264
Trustees' fees and expenses	4,649
Other	32,980
Total Expenses	3,945,126
Less: expense offset	(3,894)
Net Expenses	3,941,232
Net Investment Loss	(12,435)
Net Realized and Unrealized Gain: Net Realized Gain on:
Investments	5,189,642 ††
Foreign exchange transactions	103,300
Net Realized Gain	5,292,942
Net Change in Unrealized Appreciation/Depreciation on:
Investments	58,480,024 †
Translation of forward foreign currency contracts, other assets and liabilities denominated in foreign currencies	(22,958)
Net Appreciation	58,457,066
Net Gain	63,750,008
Net Increase	$63,737,573

†  Net of $23,335 deferred capital gain country tax.

††  Net of capital gain country tax of $38,836.

See Notes to Financial Statements

Morgan Stanley Global Advantage Fund

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED MAY 31, 2007	FOR THE YEAR ENDED MAY 31, 2006
Increase (Decrease) in Net Assets: Operations:
Net investment loss	$(12,435)	$(190,667)
Net realized gain	5,292,942	45,304,820
Net change in unrealized appreciation/depreciation	58,457,066	(4,508,253)
Net Increase	63,737,573	40,605,900
Net decrease from transactions in shares of beneficial interest	(70,075,998)	(92,029,772)
Net Decrease	(6,338,425)	(51,423,872)
Net Assets:
Beginning of period	276,443,009	327,866,881
End of Period (Including accumulated undistributed net investment income of $51,455 and accumulated net investment loss of $574, respectively)	$270,104,584	$276,443,009

See Notes to Financial Statements

Morgan Stanley Global Advantage Fund

Notes to Financial Statements  ■  May 31, 2007

1. Organization and Accounting Policies

Morgan Stanley Global Advantage Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's objective is to seek long-term capital growth. The Fund was organized as a Massachusetts business trust on October 16, 1997 and commenced operations on February 25, 1998.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The Fund will assess a 2% redemption fee, on Class A shares, Class B shares, Class C shares, and Class D shares, which is paid directly to the Fund, for shares redeemed within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (2) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (4) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (5) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such

Morgan Stanley Global Advantage Fund

Notes to Financial Statements  ■  May 31, 2007 continued

securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (6) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; and (7) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Repurchase Agreements — Pursuant to procedures adopted by the Fund's Trustees, the Fund, along with other affiliated entities managed by the Investment Adviser, may transfer uninvested cash balances into one or more joint accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Foreign Currency Translation and Forward Foreign Currency Contracts — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange

Morgan Stanley Global Advantage Fund

Notes to Financial Statements  ■  May 31, 2007 continued

rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement, the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.57% to the portion of the daily net assets not exceeding $1.5 billion; and 0.545% to the portion of the daily net assets exceeding $1.5 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 1.0% of the average daily net assets of Class B shares; and (iii) Class C — up to 1.0% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of

Morgan Stanley Global Advantage Fund

Notes to Financial Statements  ■  May 31, 2007 continued

contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $54,252,389 at May 31, 2007.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the year ended May 31, 2007, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.23% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended May 31, 2007, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $752, $55,570 and $493, respectively and received $23,321 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended May 31, 2007 aggregated $39,055,359 and $107,726,282, respectively.

For the year ended May 31, 2007, the Fund incurred brokerage commissions of $4,133 with Morgan Stanley & Co., Inc., an affiliate of the Investment Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund's transfer agent.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

Morgan Stanley Global Advantage Fund

Notes to Financial Statements  ■  May 31, 2007 continued

5. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED MAY 31, 2007		FOR THE YEAR ENDED MAY 31, 2006
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	154,199	$1,677,061	72,911	$666,333
Conversion from Class B	3,139,039	31,162,586	17,360,808	166,865,894
Redeemed	(4,961,481)	(51,528,576)	(2,026,678)	(19,281,401)
Net increase (decrease) — Class A	(1,668,243)	(18,688,929)	15,407,041	148,250,826
CLASS B SHARES
Sold	116,171	1,167,353	168,882	1,449,714
Conversion to Class A	(3,353,430)	(31,162,586)	(18,471,154)	(166,865,894)
Redeemed	(1,381,400)	(13,268,068)	(8,361,689)	(70,691,342)
Net decrease — Class B	(4,618,659)	(43,263,301)	(26,663,961)	(236,107,522)
CLASS C SHARES
Sold	24,861	240,931	37,005	322,414
Redeemed	(496,522)	(4,844,489)	(826,556)	(7,106,899)
Net decrease — Class C	(471,661)	(4,603,558)	(789,551)	(6,784,485)
CLASS D SHARES
Sold	10,063	114,855	292,544	2,717,090
Redeemed	(311,428)	(3,635,065)	(11,104)	(105,681)
Net increase (decrease) — Class D	(301,365)	(3,520,210)	281,440	2,611,409
Net decrease in Fund	(7,059,928)	$(70,075,998)	(11,765,031)	$(92,029,772)

6. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may enter into forward contracts for many purposes, including to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At May 31, 2007, the Fund's cash balance consisted principally of interest bearing deposits with the Bank of New York, the Fund's custodian.

Morgan Stanley Global Advantage Fund

Notes to Financial Statements  ■  May 31, 2007 continued

7. Expense Offset

The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Fund with the transfer agent.

8. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of May 31, 2007, the tax-basis components of accumulated losses were as follows:

Undistributed ordinary income	$108,689
Undistributed long-term gains	—
Net accumulated earnings	108,689
Capital loss carryforward*	(308,308,501)
Foreign tax credit pass-through	204,627
Post-October losses	(202,156)
Temporary differences	(210,476)
Net unrealized appreciation	67,178,506
Total accumulated losses	$(241,229,311)

*During the year ended May 31, 2007, the Fund utilized $5,438,783 of its net capital loss carryforward. As of May 31, 2007, the Fund had a net capital loss carryforward of $308,308,501 of which $156,998,874 will expire on May 31, 2010 and $151,309,627 will expire on May 31, 2011 to offset future capital gains to the extent provided by regulations.

As of May 31, 2007, the Fund had temporary book/tax differences primarily attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund's next taxable year) and foreign tax credit pass-through.

Morgan Stanley Global Advantage Fund

Notes to Financial Statements  ■  May 31, 2007 continued

Permanent differences, due to foreign currency gains, resulted in the following reclassifications among the Fund's components of net assets at May 31, 2007:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
$64,464	$(64,464)	—

9. New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The impact to the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Morgan Stanley Global Advantage Fund

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED MAY 31,
	2007	2006	2005	2004	2003
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$9.54	$8.34	$7.71	$6.32	$7.16
Income (loss) from investment operations:
Net investment income‡	0.02	0.05	0.05	0.03	0.03
Net realized and unrealized gain (loss)	2.61	1.15	0.58	1.36	(0.87)
Total income (loss) from investment operations	2.63	1.20	0.63	1.39	(0.84)
Net asset value, end of period	$12.17	$9.54	$8.34	$7.71	$6.32
Total Return†	27.57%	14.39%	8.17%	21.99%	(11.73)%
Ratios to Average Net Assets(1):
Total expenses (before expense offset)	1.29%	1.29%	1.26%	1.26%	1.31%
Net investment income	0.19%	0.53%	0.49%	0.44%	0.48%
Supplemental Data:
Net assets, end of period, in thousands	$208,521	$179,327	$28,357	$20,969	$20,824
Portfolio turnover rate	15%	137%	93%	111%	135%

  ‡  The per share amounts were computed using an average number of shares outstanding during the period.

  †  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (1)  Reflects overall Fund ratios for investment income and non-class specific expenses.

See Notes to Financial Statements

Morgan Stanley Global Advantage Fund

Financial Highlights continued

	FOR THE YEAR ENDED MAY 31,
	2007	2006	2005	2004	2003
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.95	$7.88	$7.34	$6.06	$6.93
Income (loss) from investment operations:
Net investment loss‡	(0.06)	(0.02)	(0.02)	(0.02)	(0.02)
Net realized and unrealized gain (loss)	2.44	1.09	0.56	1.30	(0.85)
Total income (loss) from investment operations	2.38	1.07	0.54	1.28	(0.87)
Net asset value, end of period	$11.33	$8.95	$7.88	$7.34	$6.06
Total Return†	26.59%	13.58%	7.36%	21.12%	(12.55)%
Ratios to Average Net Assets(1):
Total expenses (before expense offset)	2.06%	2.04%	2.01%	2.02%	2.07%
Net investment loss	(0.58)%	(0.22)%	(0.26)%	(0.32)%	(0.28)%
Supplemental Data:
Net assets, end of period, in thousands	$35,825	$69,619	$271,463	$366,269	$384,467
Portfolio turnover rate	15%	137%	93%	111%	135%

  ‡  The per share amounts were computed using an average number of shares outstanding during the period.

  †  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (1)  Reflects overall Fund ratios for investment income and non-class specific expenses.

See Notes to Financial Statements

Morgan Stanley Global Advantage Fund

Financial Highlights continued

	FOR THE YEAR ENDED MAY 31,
	2007	2006	2005	2004	2003
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.98	$7.91	$7.36	$6.08	$6.95
Income (loss) from investment operations:
Net investment loss‡	(0.06)	(0.02)	(0.02)	(0.02)	(0.02)
Net realized and unrealized gain (loss)	2.44	1.09	0.57	1.30	(0.85)
Total income (loss) from investment operations	2.38	1.07	0.55	1.28	(0.87)
Net asset value, end of period	$11.36	$8.98	$7.91	$7.36	$6.08
Total Return†	26.50%	13.53%	7.47%	21.05%	(12.52)%
Ratios to Average Net Assets(1):
Total expenses (before expense offset)	2.06%	2.04%	2.01%	2.02%	2.07%
Net investment loss	(0.58)%	(0.22)%	(0.26)%	(0.32)%	(0.28)%
Supplemental Data:
Net assets, end of period, in thousands	$24,700	$23,740	$27,155	$32,213	$33,056
Portfolio turnover rate	15%	137%	93%	111%	135%

  ‡  The per share amounts were computed using an average number of shares outstanding during the period.

  †  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (1)  Reflects overall Fund ratios for investment income and non-class specific expenses.

See Notes to Financial Statements

Morgan Stanley Global Advantage Fund

Financial Highlights continued

	FOR THE YEAR ENDED MAY 31,
	2007	2006	2005	2004	2003
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period	$9.72	$8.48	$7.81	$6.39	$7.23
Income (loss) from investment operations:
Net investment income‡	0.03	0.07	0.09	0.05	0.04
Net realized and unrealized gain (loss)	2.68	1.17	0.58	1.37	(0.88)
Total income (loss) from investment operations	2.71	1.24	0.67	1.42	(0.84)
Net asset value, end of period	$12.43	$9.72	$8.48	$7.81	$6.39
Total Return†	27.88%	14.62%	8.58%	22.22%	(11.62)%
Ratios to Average Net Assets(1):
Total expenses (before expense offset)	1.06%	1.04%	1.01%	1.02%	1.07%
Net investment income	0.42%	0.78%	0.74%	0.68%	0.72%
Supplemental Data:
Net assets, end of period, in thousands	$1,059	$3,757	$891	$423	$454
Portfolio turnover rate	15%	137%	93%	111%	135%

  ‡  The per share amounts were computed using an average number of shares outstanding during the period.

  †  Calculated based on the net asset value as of the last business day of the month.

  (1)  Reflects overall Fund ratios for investment income and non-class specific expenses.

See Notes to Financial Statements

Morgan Stanley Global Advantage Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Global Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Global Advantage Fund (the "Fund"), including the portfolio of investments, as of May 31, 2007, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Global Advantage Fund as of May 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
July 20, 2007

Morgan Stanley Global Advantage Fund

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Frank L. Bowman (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Valuation, Insurance and Compliance Committee (since February 2007); formerly, variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator – Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.	171	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Valuation, Insurance and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	173	Director of various business organizations.

Morgan Stanley Global Advantage Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Kathleen A. Dennis (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	171	None.

Dr. Manuel H. Johnson (58) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	173	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (64) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); formerly CFO of the J. Paul Getty Trust.	174	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation, and the UCLA Foundation.

Morgan Stanley Global Advantage Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Michael F. Klein (48) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	171	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (71) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner of Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006), and Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	173	None.

Morgan Stanley Global Advantage Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
W. Allen Reed (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	171	Director of GMAC (financial services), and Temple-Inland Industries (packaging, banking and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (74) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	174	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

Morgan Stanley Global Advantage Fund

Trustee and Officer Information (unaudited) continued

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee
James F. Higgins (59) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	173	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (the "Retail Funds") or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds").

  **  The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.) as of May 31, 2007.

Morgan Stanley Global Advantage Fund

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (68) 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Administrative Officer of the Investment Adviser; Chief Administrative Officer of Morgan Stanley Services Company Inc.

J. David Germany (52) Morgan Stanley Investment Management Limited 20 Bank Street Canary Wharf, London, England E144AD	Vice President	Since February 2006	Managing Director and (since December 2005) Chief Investment Officer – Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Limited; Vice President of the Retail Funds and Institutional Funds (since February 2006).

Dennis F. Shea (54) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer – Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (45) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel – Americas, UBS Global Asset Management (July 2000 to July 2004).

Carsten Otto (43) 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Since October 2004	Managing Director and Global Director of Compliance for Morgan Stanley Investment Management (since April 2001); Managing Director and Chief Compliance Officer of Morgan Stanley Investment Management. Formerly, U.S. Director of Compliance (October 2004 to April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (40) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since December1997	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.

Morgan Stanley Global Advantage Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Francis J. Smith (41) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003). Formerly, Vice President of the Retail Funds (September 2002 to July 2003).

Mary E. Mullin (40) 1221 Avenue of the Americas New York, NY 10020	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

* This is the earliest date the Officer began serving the Retail Funds or the Institutional Funds.

(This page has been left blank intentionally.)

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Ronald E. Robison
President and Principal Executive Officer

J. David Germany
Vice President

Dennis F. Shea
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member NASD.

© 2007 Morgan Stanley

MORGAN STANLEY FUNDS

Morgan Stanley
Global Advantage Fund

Annual Report

May 31, 2007

GADANN IU07-02256P-Y05/07

Item 2. Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3. Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2007

	Registrant		Covered Entities(1)
Audit Fees	$37,400		N/A

Non-Audit Fees
Audit-Related Fees	$531	(2)	$4,836,000	(2)
Tax Fees	$4,880	(3)	$621,000	(4)
All Other Fees	$—		$—
Total Non-Audit Fees	$5,411		$5,457,000

Total	$42,811		$5,457,000

2006

	Registrant		Covered Entities(1)
Audit Fees	$35,811		N/A

Non-Audit Fees
Audit-Related Fees	$531	(2)	$5,190,300	(2)
Tax Fees	$4,449	(3)	$2,044,491	(4)
All Other Fees	$—		$—
Total Non-Audit Fees	$4,980		$7,234,791

Total	$40,791		$7,234,791

N/A- Not applicable, as not required by Item 4.

(1)           Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)           Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)           Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)           Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)               Not applicable.

(g)            See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)          The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Global Advantage Fund

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
July 19, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
July 19, 2007

/s/ Francis Smith
Francis Smith
Principal Financial Officer
July 19, 2007